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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 16, 2005


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

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          DELAWARE                    333-127352-01              06-1442101
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

     600 Steamboat Road
   Greenwich, Connecticut                                           06830
   (Address of Principal                                         (Zip Code)
     Executive Offices)

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Registrant's telephone number, including area code:  (203) 625-2700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01                  Other Events

Description of the Certificates and the Mortgage Pool

         Financial Asset Securities Corp. (the "Registrant") plans a series of certificates, entitled Home Loan Mortgage Loan Trust 2005-1, Asset-Backed Certificates, Series 2005-1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005, among the Registrant as depositor, Ocean Bank, F.S.B., as servicer and Deutsche Bank National Trust Company as trustee. The Certificates to be designated as the Series 2005-1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, second lien adjustable-rate and fixed-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01   Financial Statements and Exhibits

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits


Exhibit No.   Description

99.1 Computational Materials (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of Home Loan
              Mortgage Loan Trust 2005-1, Asset-Backed
              Certificates, Series 2005-1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 16, 2005

                                             FINANCIAL ASSET SECURITIES CORP.


                                             By:    /s/ Frank Skibo
                                                    ----------------------------
                                             Name:  Frank Skibo
                                             Title: Managing Director

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                                Index to Exhibits

                                                                 Sequentially
Exhibit No.                 Description                          Numbered Page
-----------                 -----------                          -------------
   99.1      Computational Materials (as defined in Item 5)           P
             that have been provided by Greenwich Capital
             Markets, Inc. to certain prospective purchasers of Home Loan Mortgage Loan Trust 2005-1,
             Asset-Backed Certificates, Series 2005-1.